Exhibit 3.1

                        Ross Miller
        Secretary of State
        206 North Carson Street
        Carson City, Nevada 89701-4299
        (775) 684 5708
        Webside: secretaryofstate.biz

Entity #
E0348492007-7
Document Number
20070342786-99

ARTICLES OF INCORPORATION	Date Filed
(PERSUANT TO NRS 78)	05/17/2007 9:30 Am
In the office of
/s/ Ross Miller
Ross Miller
Secretary of state State of Nevada

Important: Read attached instructions before completing form.                                    ABOVE SPACE IS FOR OFFICE USE ONLY.

1.	Name of Corporation:	GEN2MEDIA Corporation
2.	Resident Agent Name and Street Address: (must be nevada adress where process may be served)
American Corporate Register, Inc.
Name
711 S. Carson Street STE 6                                   Carson City          Nevada     92180
Street Address                             City             State          Zip Code
P.O.BOX 2670                                                                                      RENO                             Nevada       89505-2670
Optional mailing Address                                                                  City                                 State          Zip Code

3.	Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 100 Million Par Value: $ .01 Number of shares without par value 0
(number of shares corporationn authorized to issue)
4.	Names &Addresses of Board of Directors/Trustees (attach additional pages oif there is more than 3 directors/trustees)
1. Mary A. Spia
Name
2000 Universal Studios, Ste 101                                 Orlando                    Florida    32819
Street Address                       City             State    Zip Code

1. Mark Argenti
Name
2000 Universal Studios, Ste 101                                 Orlando                    Florida    32819
Street Address                       City             State    Zip Code

1. Ion McDaniel
Name
2000 Universal Studios, Ste 101                                 Orlando                    Florida    32819
Street Address                       City             State    Zip Code

5.	Purpose: (Optional-see instructions)	The purpose of this Corporation shall be:
6.	Names, Address and Signature of Incorporator: (attach additional pages if there is more than 1 incorporator)	James Byrd, Esq /s/James Byrd, Esq Name Signature 2295 S. Hiawasser Rd Ste 414 Orlando Fl 32835 Address City State Zip Code
7.	Certificate of Acceptence of Appointment of Resident Agent:
I hereby accept appointment as Resident Agent for the above named corporation.
CSC Services of Nevada, Inc.
By: _/s/ JULJames Byrd, Esq______________________                                             04/26/2007
Authorized Signature of R.A. or On Behalf of R.A Company        Date

This form must be accompanied by approriate fees. See attached fee schedule.